Exhibit 10.9
   Form of Director Emeritus Agreement between Lawrence Federal Savings Bank and individual directors

                                     FORM OF

                          LAWRENCE FEDERAL SAVINGS BANK

                           DIRECTOR EMERITUS AGREEMENT


     THIS AMENDED AGREEMENT is made this ___ day of _______________, 20__ by and between LAWRENCE FEDERAL SAVINGS BANK (the "Bank"), and [DIRECTOR] (the "Director"). This amended agreement is a restatement of the agreement previously entered into by the Bank and the Director as of [date].


                                  INTRODUCTION

         To encourage the Director to remain a member of the Bank's Board of Directors, the Bank is willing to provide Director Emeritus benefits to the Director. The Bank will pay these benefits from its general assets.


                                    AGREEMENT

     The Director and the Bank agree as follows:


                                    Article 1
                                   Definitions

     1.1 Definitions. Whenever used in this Agreement, the following words and phrases shall have the meanings specified:

          1.1.1  "Bank" means Lawrence Federal Savings Bank and its successors.

          1.1.2 "Board Fees" means the remuneration paid to a Director during the preceding calendar year for his service on the boards of directors of the Bank and the Company.

          1.1.3 "Change of Control" means an event of a nature that: (i) would be required to be reported in response to Item 1 of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"); or
     (ii) results in a Change of Control of the Bank or the Company within the meaning of the Home Owners' Loan Act of 1933, as amended, the Federal Deposit Insurance Act and the Rules and Regulations promulgated by the Office of Thrift

     Supervision ("OTS") (or its predecessor agency), as in effect on the date hereof (provided, that in applying the definition of Change of control as set forth under the rules and regulations of the OTS, the Board of Directors shall substitute its judgment for that of the OTS); or (iii) without limitation a Change of control shall be deemed to have occurred at such time as (A) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of voting securities of the Bank or the Company representing 25% or more of the Bank's or the Company's outstanding voting securities or right to acquire such securities except for any voting securities of the Bank purchased by the Company and any voting securities purchased by any employee benefit plan of the Bank or the Company, or (B) individuals who constitute the Board of Directors on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters (3/4) of the directors comprising the Incumbent Board, or whose nomination for election by the Company's stockholders was approved by the same Nominating Committee serving under an Incumbent Board, shall be, for purposes of this clause
     (B), considered as though he were a member of the Incumbent Board, or (C) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Bank or the Company or similar transaction occurs in which the Bank or Company is not the resulting entity; provided, however, that such an event will be deemed to have occurred or to have been effectuated upon the receipt of all required regulatory approvals not including the lapse of any statutory waiting periods.

          1.1.4 "Code" means the Internal Revenue Code of 1986, as amended. References to a Code section shall be deemed to be references to that section as it now exists and to any successor provision.

          1.1.5 "Company" means Lawrence Financial Holdings, Inc. and its successors.

          1.1.6 "Disability" means, if the Director is covered by a Bank-sponsored disability insurance policy, total disability as defined in such policy without regard to any waiting period. If the Director is not covered by such a policy, Disability means the Director suffering a sickness, accident or injury which, in the judgment of a physician satisfactory to the Board of Directors of the Bank, prevents the Director from performing substantially all of the normal duties of a director. As a condition to any benefits, the Bank may require the Director to submit to such physical or mental evaluations and tests as the Bank's Board of Directors deems appropriate.

          1.1.7 "Early Retirement Date" means the Director attaining age 65 and completing 15 Years of Service.

          1.1.8 "Normal Retirement Date" means the Director attaining age 68 and completing 15 Years of Service.

          1.1.9 "Termination of Service" means the Director's ceasing to be a member of the Bank's Board of Directors for any reason whatsoever.

          1.1.10 "Years of Service" means the total number of twelve-month periods during which the Director serves as a member of the Company's Board of Directors.


                                    Article 2

                                Lifetime Benefits

     2.1 Normal Retirement Benefit. If the Director terminates service on or after the Normal Retirement Date, and for reasons other than death or Disability, the Bank shall pay to the Director the benefit described in this
Section 2.1.

          2.1.1 Amount of Benefit. The benefit under this Section 2.1 is $500 annually multiplied by the Director's Years of Service; provided, however, that the Director's annual benefit shall be limited to 50% of the Director's Board Fees multiplied by his Years of Service.

          2.1.2 Payment of Benefit. The Bank shall pay the benefit to the Director in monthly installments on the first day of each month commencing with the month following the Director's Termination of Service and continuing for 179 additional consecutive months.


     2.2 Early Retirement Benefit. If the Director terminates service after his Early Retirement Date but before his Normal Retirement Date, and for reasons other than death or Disability, the Bank shall pay to the Director the benefit described in this Section 2.2.


          2.2.1 Amount of Benefit. The benefit under this Section 2.2 is the benefit determined under Schedule A based on the date of the Director's Termination of Service. Schedule A shall be adjusted to reflect any benefit level increases determined by the Board of Directors under Section 2.1.1 prior to the Director's Termination of Service. Schedule A is calculated using the interest method of accounting, a 7.50% discount rate, and assuming monthly compounding and monthly benefit payments.

          2.2.2 Payment of Benefit. The Bank shall pay the benefit to the Director in monthly installments on the first day of each month commencing with the month following the Director's Termination of Service and continuing for 179 additional consecutivemonths.

     2.3 Disability Benefit. If the Director terminates service for Disability prior to the Normal Retirement Date, the Company shall pay to the Director the benefit described in this Section 2.3.

          2.3.1 Amount of Benefit. The benefit under this Section 2.3 is the benefit determined under Schedule A based on the date of the Director's Termination of Service. Schedule A shall be adjusted to reflect any benefit level increases determined by the Board of Directors under Section 2.1.1 prior to the Director's Termination of Service.

          2.3.2 Payment of Benefit. The Bank shall pay the benefit to the Director in monthly installments on the first day of each month commencing with the month following the Director's Termination of Service and continuing until the earlier of: (a) the Director's recovery from the Disability, or (b) 179 additional months.

     2.4 Change of Control Benefit. Upon a Change of Control while the Director is in the active service of the Bank, the Bank shall pay to the Director the benefit described in this Section 2.4 in lieu of any other benefit under this Agreement.

          2.4.1 Amount of Benefit. The benefit under this Section 2.4 is the benefit that would have been paid to the Director under Section 2.1 calculated as if the date of the Change of Control were the Director's Normal Retirement Date. The Director shall not be required to terminate service in order to receive a benefit under this Section 2.4.

          2.4.2 Payment of Benefit. The Bank shall pay the benefit to the Director in an unreduced lump sum within sixty (60) days after the Change of Control.


                                    Article 3

                                 Death Benefits

     3.1 Death During Active Service. If the Director dies while in the active service of the Bank, the Bank shall pay to the Director's beneficiary the benefit described in this Section 3.1.

          3.1.1 Amount of Benefit. The benefit under this Section 3.1 is the lifetime benefit that would have been paid to the Director under Section 2.1, calculated as if the date of the Director's death were the Director's Normal Retirement Date.

          3.1.2 Payment of Benefit. The Bank shall pay the benefit to the Director's Beneficiary(ies) on the first day of each month commencing with the month following the Director's death and continuing for 179 additional months.

     3.2 Death During Benefit Period. If the Director dies after benefit payments have commenced under this Agreement, but before receiving all such payments, the Bank shall pay the remaining benefits to the Director's beneficiary(ies) at the same time and in the same amounts they would have been paid to the Director had the Director survived.

                                    Article 4

                                  Beneficiaries

     4.1 Beneficiary Designations. The Director shall designate a beneficiary by filing a written designation with the Bank. The Director may revoke or modify the designation at any time by filing a new designation. However, designations will only be effective if signed by the Director and accepted by the Bank during the Director's lifetime. The Director's beneficiary designation shall be deemed automatically revoked if the beneficiary predeceases the Director, or if the Director names a spouse as beneficiary and the marriage is subsequently dissolved. If the Director dies without a valid beneficiary designation, all payments shall be made to the Director's surviving spouse, if any, and if none, to the Director's surviving children and the descendants of any deceased child by right of representation, and if no children or descendants survive, to the Director's estate.

     4.2 Facility of Payment. If a benefit is payable to a minor, to a person declared incompetent, or to a person otherwise incapable of handling the disposition of his or her property, the Bank may pay such benefit to the guardian, legal representative or person having the care or custody of such minor, incompetent person or incapable person. The Bank may require proof of incompetency, minority or guardianship, as it may deem appropriate, prior to distribution of the benefit. Such distribution shall completely discharge the Bank from all liability with respect to such benefit.


                                    Article 5

                               General Limitations

     Notwithstanding any provision of this Agreement to the contrary, the Bank shall not pay any benefit under this Agreement:

     5.1 Excess Parachute Payment. To the extent the benefit would be an excess parachute payment under Section 280G of the Code. However, the Bank may pay benefits to the extent of any excess parachute limitation.

     5.2 Termination for Cause. If the Bank terminates the Director's service for:

          5.2.1 Gross negligence or gross neglect of duties;

          5.2.2 Commission of a felony or of a gross misdemeanor involving moral turpitude; or

          5.2.3 Fraud, disloyalty, dishonesty or willful violation of any law or significant Bank policy committed in connection with the Director's service and resulting in an adverse financial effect on the Bank.

     5.3 Suicide. No benefits shall be payable if the Director commits suicide within two years after the date of this Agreement, or if the Director has made any material misstatement of fact on any application for life insurance purchased by the Bank.


                                    Article 6

                          Claims and Review Procedures

     6.1 Claims Procedure. The Bank shall notify the Director's beneficiary in writing, within ninety (90) days of his or her written application for benefits, of his or her eligibility or noneligibility for benefits under the Agreement. If the Bank determines that the beneficiary is not eligible for benefits or full benefits, the notice shall set forth (1) the specific reasons for such denial;
(2) a specific reference to the provisions of the Agreement on which the denial is based; (3) a description of any additional information or material necessary for the claimant to perfect his or her claim, and a description of why it is needed; and (4) an explanation of the Agreement's claims review procedure and other appropriate information as to the steps to be taken if the beneficiary wishes to have the claim reviewed. If the Bank determines that there are special circumstances requiring additional time to make a decision, the Bank shall notify the beneficiary of the special circumstances and the date by which a decision is expected to be made, and may extend the time for up to an additional ninety-day period.

     6.2 Review Procedure. If the beneficiary is determined by the Bank not to be eligible for benefits, or if the beneficiary believes that he or she is entitled to greater or different benefits, the beneficiary shall have the opportunity to have such claim reviewed by the Bank by filing a petition for review with the Bank within sixty (60) days after receipt of the notice issued by the Bank. Said petition shall state the specific reasons which the beneficiary believes entitle him or her to benefits or to greater or different benefits. Within sixty (60) days after receipt by the Bank of the petition, the Bank shall afford the beneficiary (and counsel, if any) an opportunity to present his or her position to the Bank orally or in writing, and the beneficiary (or counsel) shall have the right to review the pertinent documents. The Bank shall notify the beneficiary of its decision in writing within the sixty (60) day period, stating specifically the basis of its decision, written in a manner calculated to be understood by the beneficiary, and the specific provisions of the Agreement on which the decision is based. If, because of the need for a hearing, the sixty (60) day period is not sufficient, the decision may be deferred for up to another sixty (60) day period at the election of the Bank, but notice of this deferral shall be given to the beneficiary.


                                    Article 7

                           Amendments and Termination

     The Bank may amend or terminate this Agreement at any time if, pursuant to legislative, judicial or regulatory action, continuation of the Agreement would
(i) cause benefits to be taxable
to the Director prior to actual receipt, or (ii) result in significant financial penalties or other significantly detrimental ramifications to the Bank (other than the financial impact of paying the benefits). In the event of any such amendment or termination, the Director shall be one hundred percent (100%) vested in the benefit determined under Schedule A.


                                    Article 8

                                  Miscellaneous

     8.1 Binding Effect. This Agreement shall bind the Director and the Bank, and their beneficiaries, survivors, executors, administrators and transferees.

     8.2 No Guaranty of Employment. This Agreement is not a contract for services. It does not give the Director the right to remain a director of the Bank, nor does it interfere with the Shareholders' rights to replace the Director. It also does not require the Director to remain a director nor interfere with the Director's right to terminate service at any time.

     8.3 Non-Transferability. Benefits under this Agreement cannot be sold, transferred, assigned, pledged, attached or encumbered in any manner.

     8.4 Tax Withholding. The Bank shall withhold any taxes that are required to be withheld from the benefits provided under this Agreement.

     8.5 Applicable Law. The Agreement and all rights hereunder shall be governed by the laws of Ohio, except to the extent preempted by the laws of the United States of America.

     8.6 Unfunded Arrangement. The Director and beneficiary are general unsecured creditors of the Bank for the payment of benefits under this Agreement. The Agreement represent the mere promise by the Bank to pay such benefits. The rights to benefits are not subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, or garnishment by creditors. Any insurance on the Director's life is a general asset of the Bank to which the Director and beneficiary have no preferred or secured claim.

     IN WITNESS WHEREOF, the Director and a duly authorized Bank officer have signed this Agreement.


DIRECTOR:                               Bank:

                                        LAWRENCE FEDERAL SAVINGS BANK

/s/ [DIRECTOR]                          By:    /s/ Jack L. Blair
---------------------------------              ---------------------------------
[Director]                              Title: Executive Vice President
                                               ---------------------------------

                          LAWRENCE FEDERAL SAVINGS BANK
                           DIRECTOR EMERITUS AGREEMENT
                              TRACY E. BRAMMER, JR.
                                   SCHEDULE A



                                                                    Accrued
                                          Plan                 Director Emeritus
Date                 Age                  Year                     Liability
--------------------------------------------------------------------------------
1996                  51                    1                        $2,905
1997                  52                    2                         6,036
1998                  53                    3                         9,400
1999                  54                    4                        13,046
2000                  55                    5                        16,964
2001                  56                    6                        21,186
2002                  57                    7                        25,736
2003                  58                    8                        30,639
2004                  59                    9                        35,923
2005                  60                   10                        41,617
2006                  61                   11                        47,753
2007                  62                   12                        54,365
2008                  63                   13                        61,491
2009                  64                   14                        69,170
2010                  65                   15                        77,445
2011                  66                   16                        86,362
2012                  67                   17                        95,972

                          LAWRENCE FEDERAL SAVINGS BANK
                           DIRECTOR EMERITUS AGREEMENT
                               PHILLIP O. MCMAHON
                                   SCHEDULE A



                                                                    Accrued
                                          Plan                 Director Emeritus
Date                 Age                  Year                     Liability
--------------------------------------------------------------------------------
1996                  44                    1                        $1,809
1997                  45                    2                         3,758
1998                  46                    3                         5,858
1999                  47                    4                         8,122
2000                  48                    5                        10,561
2001                  49                    6                        13,190
2002                  50                    7                        16,023
2003                  51                    8                        19,076
2004                  52                    9                        22,366
2005                  53                   10                        25,911
2006                  54                   11                        29,731
2007                  55                   12                        33,848
2008                  56                   13                        38,284
2009                  57                   14                        43,065
2010                  58                   15                        48,217
2011                  59                   16                        53,769
2012                  60                   17                        59,752
2013                  61                   18                        66,199
2014                  62                   19                        73,147
2015                  63                   20                        80,634
2016                  64                   21                        88,702
2017                  65                   22                        97,397
2018                  66                   23                       106,767
2019                  67                   24                       116,864

                          LAWRENCE FEDERAL SAVINGS BANK
                           DIRECTOR EMERITUS AGREEMENT
                              CHARLES E. AUSTIN II
                                   SCHEDULE A



                                                                    Accrued
                                          Plan                 Director Emeritus
Date                 Age                  Year                     Liability
--------------------------------------------------------------------------------
1996                  37                    1                        $1,182
1997                  38                    2                         2,456
1998                  39                    3                         3,828
1999                  40                    4                         5,307
2000                  41                    5                         6,901
2001                  42                    6                         8,619
2002                  43                    7                        10,470
2003                  44                    8                        12,465
2004                  45                    9                        14,614
2005                  46                   10                        16,930
2006                  47                   11                        19,426
2007                  48                   12                        22,116
2008                  49                   13                        25,015
2009                  50                   14                        28,139
2010                  51                   15                        31,505
2011                  52                   16                        35,133
2012                  53                   17                        39,042
2013                  54                   18                        43,255
2014                  55                   19                        47,795
2015                  56                   20                        52,687
2016                  57                   21                        57,959
2017                  58                   22                        63,640
2018                  59                   23                        69,762
2019                  60                   24                        76,359
2020                  61                   25                        83,469
2021                  62                   26                        91,131
2022                  63                   27                        99,387
2023                  64                   28                       108,284
2024                  65                   29                       117,872
2025                  66                   30                       128,204
2026                  67                   31                       139,338

                          LAWRENCE FEDERAL SAVINGS BANK
                           DIRECTOR EMERITUS AGREEMENT
                                HERBERT J. KARLET
                                   SCHEDULE A



                                                                    Accrued
                                          Plan                 Director Emeritus
Date                 Age                  Year                     Liability
--------------------------------------------------------------------------------
1996                  46                    1                        $2,254
1997                  47                    2                         4,683
1998                  48                    3                         7,300
1999                  49                    4                        10,120
2000                  50                    5                        13,159
2001                  51                    6                        16,434
2002                  52                    7                        19,964
2003                  53                    8                        23,768
2004                  54                    9                        27,867
2005                  55                   10                        32,284
2006                  56                   11                        37,044
2007                  57                   12                        42,174
2008                  58                   13                        47,702
2009                  59                   14                        53,659
2010                  60                   15                        60,078
2011                  61                   16                        66,996
2012                  62                   17                        74,451
2013                  63                   18                        82,484
2014                  64                   19                        91,141
2015                  65                   20                       100,470
2016                  66                   21                       110,523
2017                  67                   22                       121,357

                          LAWRENCE FEDERAL SAVINGS BANK
                           DIRECTOR EMERITUS AGREEMENT
                                ROBERT N. TAYLOR
                                   SCHEDULE A



                                                                    Accrued
                                          Plan                 Director Emeritus
Date                 Age                  Year                     Liability
--------------------------------------------------------------------------------
1996                  52                    1                        $2,570
1997                  53                    2                         5,340
1998                  54                    3                         8,325
1999                  55                    4                        11,542
2000                  56                    5                        15,009
2001                  57                    6                        18,745
2002                  58                    7                        22,771
2003                  59                    8                        27,109
2004                  60                    9                        31,784
2005                  61                   10                        36,822
2006                  62                   11                        42,251
2007                  63                   12                        48,101
2008                  64                   13                        54,406
2009                  65                   14                        61,200
2010                  66                   15                        68,521
2011                  67                   16                        76,411